EXHIBIT 99.2
                                                                    ------------


                        CHANGE TECHNOLOGY PARTNERS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Change Technology Partners, Inc. (the "Company") on Form 10-Q for the fiscal quarter ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Avery, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ William Avery
------------------------
William Avery
Chief Financial Officer
May 14, 2003